United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

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|_|    Soliciting Material Pursuant to ss.240.14a-12

                             SAMSONITE CORPORATION
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                (Name of Registrant as Specified In Its Charter)

                                      None
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

Dear Samsonite Stockholder:

         We recently provided you with a proxy statement, dated June 30, 2003, for our annual meeting of stockholders which is scheduled to be held on July 31, 2003, at 8:00 a.m. (Mountain Time) at the Double Tree Hotel Denver Southeast, 13696 East Iliff Place, Aurora, Colorado. As described more fully in the proxy statement, at the annual meeting, you will be asked to vote upon, among other things, a number of proposals necessary to effect a recapitalization of the Company, all pursuant to the terms of a recapitalization agreement which we entered into on May 1, 2003 with an affiliate of the Ares Corporate Opportunities Fund, L.P., Bain Capital (Europe) LLC and Ontario Teachers' Pension Plan Board, whom we refer to collectively as the "new investors." The purpose of this letter is to provide you with supplemental information concerning certain of the matters discussed in the proxy statement.

         At the time the proxy statement was mailed, the names of the individuals expected to be directors of the Company following the closing of the recapitalization were not available. As a condition to the closing of the recapitalization, the new investors were to provide the Company with a director designation notice, and the individuals not set forth on the director designation notice must have resigned and the individuals set forth in the director designation notice shall have been elected as directors of the Company to the extent each person is not already a director of the Company. The new investors have delivered the director designation notice to us setting forth the persons that will constitute our Board of Directors as of the closing of the recapitalization. Information with respect to each of the persons identified in the director designation notice, other than Johan Tack, who is expected to continue as a director following the closing of the recapitalization, is set forth below.

                                                                                                                          Stock
         Name             Age(1)                               Five-Year Business History                               Ownership
         ----             ------                               --------------------------                               ---------
Michael M. Lynton           43     Mr.  Lynton is  currently  the  President  of AOL Time Warner  International,  the      None
                                   world's largest internet online service, where he heads AOL's international organization and its operations in Europe, Asia and Latin America, and focuses on developing AOL Time Warner's international growth strategy through cross-divisional collaboration, and integration of international initiatives, alliances, acquisitions and investments. In addition, Mr. Lynton currently serves as the Treasurer of the International Academy of Arts and Sciences. Prior to
                                   jointing AOL Time Warner, Mr. Lynton served as Chairman and Chief Executive
                                   Officer of Pearson plc's Penguin Group, the world's second largest
                                   English-language publisher. Mr. Lynton also previously served as President of
                                   Disney Publishing and President of Hollywood Pictures, both divisions of Walt
                                   Disney Company.

Antony P. Ressler           42     Mr.  Ressler  is a  partner  of Ares  Management  LLC and  its  affiliates,  which      None
                                   constitute an independent  investment management firm based in Los Angeles with 50 employees and more than $3.5 billion of assets under management.  Ares manages the
                                   Ares Corporate  Opportunity Fund (ACOF) and the Ares Leveraged  Investment  Funds.
                                   ACOF  is  a  private  equity  fund  focused  on  injecting   junior  capital  into
                                   undercapitalized  and/or  over-leveraged  middle market  companies.  Ares Leverage
                                   Investment   Funds  are  a  series  of  actively  managed   portfolios   comprised
                                   predominately of leveraged loans and high yield bonds.

------------------------

(1) As of July 21, 2003.


         The new investors have also informed us that they expect the following two directors to be appointed to our
Board of Directors effective at such time as two additional independent directors are also appointed to our
Board of Directors:

         Name             Age(1)                               Five-Year Business History                                 Stock
                                                                                                                        Ownership

Ferdinando     Grimaldi     43     Mr.  Grimaldi  is a Managing  Director  of Bain  Capital,  Ltd.,  based in London.      None
Quartieri                          Prior  to  joining  Bain  Capital  in  2002,  Mr.  Grimaldi  was a  member  of the management committee of Investcorp International Limited for six years.

Lee Sienna                  51     Mr. Sienna has been Vice President of Teachers'  Merchant Bank, the private equity      None
                                   arm of Ontario  Teachers'  Pension Plan Board,  since 2002. From 1998 to 2002, Mr.
                                   Sienna  was  Partner  at Calcap  Corporate  Finance  Limited,  a  consulting  firm specializing in mergers and  acquisitions.  From 1995 to 1998, Mr. Sienna was Vice
                                   President,  Corporate  Development at Dairywoods Foods.  Prior to 1995, Mr. Sienna
                                   held various  positions in management and corporate  development  for companies in the beverage, food and entertainment industries.
------------------------

(1) As of July 21, 2003.

         Each of the new directors will serve until his resignation or such time as a successor is elected and qualified pursuant to the terms of the stockholders agreement, which is expected to become effective at the closing of the recapitalization. Mr. Ressler is the nominee of Ares Corporate Opportunities Fund, L.P. Mr. Grimaldi is the nominee of Bain Capital (Europe) LLC. Mr. Sienna is the nominee of Ontario Teachers' Pension Plan Board. Mr. Lynton is an "independent" nominee of Ares Corporate Opportunities Fund, L.P. and Ontario Teachers Pension Plan Board.

         With the exception of the roles of Mr. Ressler, Mr. Grimaldi and Mr. Sienna with Ares Corporate Opportunities Fund, L.P., Bain Capital LLC and Ontario Teachers, respectively, who are or will become our stockholders, no arrangement other than the stockholders agreement exists with respect to the nomination or appointment of any new directors as described herein. Mr. Tack, who will remain on the board of directors after closing, is expected to be nominated to the post-closing Board of Directors by our chief executive officer, pursuant to the terms of the stockholders agreement.

         Whether or not you plan to attend the meeting, it is important that your shares be voted. If you have not already done so, please read the proxy statement carefully and fill out and return the proxy card previously sent to you. If you need another copy of the proxy statement or proxy card, please contact us at:

                                              Samsonite Corporation
                                              11200 East 45th Avenue
                                              Denver, Colorado 80239
                                              Attention: Investor Relations
                                              Telephone: (303) 373-2000

                                              Very truly yours,


                                                    /s/ LUC VAN NEVEL
                                                    -------------------------
                                                    Luc Van Nevel
                                                    Chief Executive Officer
                                                    Samsonite Corporation

July 21, 2003